United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 2)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 25, 2018

Date of Report (Date of earliest event reported)

Priority Technology Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway Suite 155 Alpharetta, GA	30004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 25, 2018, the registrant consummated the previously announced business combination pursuant to a contribution agreement, dated February 26, 2018, as amended and restated on March 26,2018 and April 17, 2018 (the “Purchase Agreement”), by and among M I Acquisitions, Inc. (“M I Acquisitions”), Priority Investment Holdings, LLC (“PIH”) and Priority Incentive Equity Holdings, LLC (“PIEH” and, together with PIH, the “Sellers”), which provided for, among other things, the acquisition of 100% of the issued and outstanding equity securities of Priority Holdings, LLC by M I Acquisitions, which resulted in Priority Holdings, LLC becoming a wholly-owned subsidiary of M I Acquisitions (together with the other transactions contemplated by the Purchase Agreement, the “Business Combination”).

Upon the closing of the Business Combination, the registrant changed its name from “M I Acquisitions, Inc.” to “Priority Technology Holdings, Inc.”  Unless the context otherwise requires, “we,” “us,” “our” and the “Company” refer to the registrant and its subsidiaries. “M I Acquisitions” refers to the registrant prior to the closing, and “Priority” refers to the business of Priority Holdings, LLC before it became a subsidiary of Company upon the closing.

On July 31, 2018, the Company filed a Current Report on Form 8-K and the first amendment thereto (together, the “Original Form 8-K”) to report the closing of the Business Combination and related matters under Items 1.01, 2.01, 3.02, 3.03, 4.01, 5.01, 5.02, 5.03, 5.05, 5.06 and 9.01 of Form 8-K.

This Amendment No. 2 on Form 8-K/A (this “Amendment”) amends the Original Form 8-K to include certain financial information of Priority and related disclosures. This Amendment does not modify or update any of the information or disclosures in the Original Form 8-K except to the extent specifically set forth herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 2.01 in the Original Form 8-K is incorporated by reference in this Item 2.01.

The unaudited condensed consolidated financial statements of Priority and its subsidiaries as of June 30, 2018 and for each of the six-month periods ended June 30, 2018 and 2017 are included in this Amendment as Exhibit 99.3 and incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations and Qualitative and Quantitative Disclosure About Market Risk of Priority and its subsidiaries for the six-month period ended June 30, 2018 is included in this Amendment as Exhibit 99.4 and incorporated herein by reference.

The unaudited pro forma combined statements of operations for the year ended December 31, 2017 and for the six months ended June 30, 2018 giving pro forma effect to the Business Combination as if it had occurred on January 1, 2017 and the unaudited pro forma combined balance sheet as of June 30, 2018 assuming that the Business Combination had occurred on June 30, 2018 are included in this Amendment as Exhibit 99.5 and incorporated herein by reference.

 Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The unaudited condensed consolidated financial statements of Priority and its subsidiaries as of June 30, 2018 and for each of the six-month periods ended June 30, 2018 and 2017 are included in this Amendment as Exhibit 99.3.

(b) Pro Forma Financial Information

The unaudited pro forma combined statements of operations for the year ended December 31, 2017 and for the six months ended June 30, 2018 giving pro forma effect to the Business Combination as if it had occurred on January 1, 2017 and the unaudited pro forma combined balance sheet as of June 30, 2018 assuming that the Business Combination had occurred on June 30, 2018 are included in this Amendment as Exhibit 99.5.

(d)  Exhibits:

Exhibit	Description
2.1*	Second Amended and Restated Contribution Agreement, dated as of April 17, 2018, by and among Priority Investment Holdings, Priority Incentive Equity Holdings, LLC and M I Acquisitions, Inc. (incorporated by reference to Annex A to the Company’s Proxy Statement on Schedule 14(a) filed July 5, 2018).
2.2*	Purchase Agreement, dated as of February 26, 2018 by and among Priority Holdings, LLC, M SPAC LLC, M SPAC Holdings I LLC, M SPAC Holdings II LLC, and M I Acquisitions, Inc. (incorporated by reference to Annex B to the Company’s Proxy Statement on Schedule 14(a) filed July 5, 2018).
3.1*	Second Amended and Restated Certificate of Incorporation of Priority Technology Holdings, Inc.
3.2*	Amended and Restated Bylaws of Priority Technology Holdings, Inc.
10.1*	Registration Rights Agreement dated as of July 25, 2018 by and among M I Acquisitions, Inc. and the other parties thereto.
10.2*	Priority Technology Holdings, Inc. 2018 Equity Incentive Plan.
10.3*	Priority Technology Holdings, Inc. Earnout Incentive Plan
10.4*	Credit and Guaranty Agreement, dated as of January 3, 2017 by and among Pipeline Cynergy Holdings, LLC, Priority Institutional Partner Services, LLC, Priority Payment Systems Holdings LLC, Priority Holdings, LLC, the Credit Parties, the Lenders and SunTrust Bank.
10.4.1*	First Amendment to the Credit and Guaranty Agreement, dated as of November 14, 2017 by and among Pipeline Cynergy Holdings, LLC, Priority Institutional Partner Services, LLC, Priority Payment Systems Holdings LLC, Priority Holdings, LLC, the other Guarantors, the Lenders and SunTrust Bank.
10.4.2*	Second Amendment to the Credit and Guaranty Agreement, dated as of January 11, 2018 by and among Pipeline Cynergy Holdings, LLC, Priority Institutional Partner Services, LLC, Priority Payment Systems Holdings LLC, Priority Holdings, LLC, the other Guarantors, each 2018 Converting Lender, each new 2018 Refinancing Term Lender, each 2018 Incremental Term Loan Lenders, each Revolving Credit Lender and SunTrust Bank.
10.5*	Credit and Guaranty Agreement, dated as of January 3, 2017, by and among Priority Holdings, LLC, the Credit Parties, the Lenders and Goldman Sachs Specialty Lending Group, L.P.
10.5.1*	First Amendment to the Credit and Guaranty Agreement, dated as of November 14, 2017, by and among Priority Holdings LLC, the Guarantors, the Lenders and Goldman Sachs Specialty Group, L.P.
10.5.2*	Consent and Second Amendment to the Credit and Guaranty Agreement, dated as of January 11, 2018, by and among Priority Holdings LLC, the Guarantors, the Lenders and Goldman Sachs Specialty Group, L.P.
14.1*	Code of Ethics.
16.1*	Letter from Marcum LLP to the Securities and Exchange Commission dated July 31, 2018.
99.1*	Selected Historical Financial Information of M I Acquisitions prior to the Business Combination.
99.2*	Audited Consolidated Financial Information of Priority and its subsidiaries as of December 31, 2017 and 2016 and for each of the three year periods ended December 31, 2017, December 31, 2016 and December 31, 2015.
99.3	Unaudited Condensed Consolidated Financial Statements of Priority and its subsidiaries as of June 30, 2018 and for each of the six-month periods ended June 30, 2018 and 2017.
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Qualitative and Quantitative Disclosure About Market Risk for Priority and its subsidiaries as of June 30, 2018 and for each of the six-month periods ended June 30, 2018 and 2017.
99.5	Unaudited Pro Forma Combined Financial Information for the year ended December 31, 2017 and as of and for the six-month period ended June 30, 2018.

* Previously filed in the Original Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2018

PRIORITY TECHNOLOGY HOLDINGS, INC.

	By:	/s/ Bruce E. Mattox
Name: Bruce E. Mattox
Title: Chief Financial Officer